                                                                    EXHIBIT 99.2

CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

   /s/ WILFORD W. SIMPSON                                     TREASURER
----------------------------------------            ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
----------------------------------------            ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED           MONTH              MONTH              MONTH
ASSETS                                                         AMOUNT            OCT-01             NOV-01             DEC-01
------                                                       ---------           ------             ------             ------
1.  Unrestricted Cash (FOOTNOTE)                              6,557,974         3,592,787          3,503,332          3,175,268
2.  Restricted Cash
3.  Total Cash                                                6,557,974         3,592,787          3,503,332          3,175,268
4.  Accounts Receivable (Net) (FOOTNOTE)                                          300,000            300,000            300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                               3,450,681           438,830            418,830            391,128
8.  Other (Attach List)                                         263,606                 0                  0                  0
9.  Total Current Assets                                     10,272,261         4,331,617          4,222,162          3,866,396
10. Property, Plant & Equipment                               3,285,885                 0                  0                  0
11. Less: Accumulated Depreciation/Depletion                 (1,753,163)                0                  0                  0
12. Net Property, Plant & Equipment                           1,532,722                 0                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)             36,082                 0                  0                  0
15. Other (Attach List) (FOOTNOTE)                          153,399,371        39,971,438         39,971,438         39,971,438
16. Total Assets                                            165,240,436        44,303,055         44,193,600         43,837,834

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                  11,634             11,634              5,221
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                              1,807,702          1,792,579          1,789,612
23. Total Post Petition Liabilities                                             1,819,336          1,804,213          1,794,833

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                  75,885,064        14,891,816         13,358,109         13,448,255
25. Priority Debt (FOOTNOTE)                                    200,832                 0                  0                  0
26. Unsecured Debt                                            1,779,701         1,391,017          1,391,017          1,377,554
27. Other (Attach List)                                     242,243,558       169,562,605        169,558,708        169,557,997
28. Total Pre Petition Liabilities                          320,109,155       185,845,438        184,307,834        184,383,806
29. Total Liabilities                                       320,109,155       187,664,774        186,112,047        186,178,639

EQUITY

30. Pre Petition Owners' Equity                                              (154,868,719)      (154,868,719)      (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                  (5,347,301)        (5,437,727)        (5,769,949)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                     16,854,301         18,387,999         18,297,863
33. Total Equity                                                             (143,361,719)      (141,918,447)      (142,340,805)
34. Total Liabilities and Equity                                               44,303,055         44,193,600         43,837,834

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                          SCHEDULED         MONTH            MONTH            MONTH
ASSETS                                     AMOUNT           OCT-01           NOV-01           DEC-01
------                                   ------------     ------------     ------------     ------------
A. Security Deposit                             8,794                0                0                0
B. Cash Surrender Value: Life Ins.            254,812                0                0                0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                   263,606                0                0                0

A. Organizational Costs                        36,082                0                0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                         36,082                0                0                0

A. Intercompany Receivables               113,743,558                0                0                0
B. Intercompany Royalties                  39,655,813       39,971,438       39,971,438       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15              153,399,371       39,971,438       39,971,438       39,971,438

POST PETITION LIABILITIES

A. Accrued Liabilities Other                                   453,449          445,041          447,437
B. Deferred Compensation                                       960,371          960,371          960,371
C. Accrued Health Claims                                       393,882          387,167          381,804
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                        1,807,702        1,792,579        1,789,612

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)       113,743,558       41,062,605       41,058,708       41,057,997
B. 10 3/8% Senior Sub. Notes              105,000,000      105,000,000      105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes             23,500,000       23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                     242,243,558      169,562,605      169,558,708      169,557,997

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40788-BJH-11

INCOME STATEMENT

                                                       MONTH            MONTH            MONTH              QUARTER
REVENUES                                               OCT-01           NOV-01           DEC-01              TOTAL
--------                                               ------           ------           ------             -------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                             0                0                 0                 0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                                0                0                 0                 0
8.  Gross Profit                                            0                0                 0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                     18,635           18,582            18,582            55,799
10. Selling & Marketing                                                                                          0
11. General & Administrative                            3,270            9,064               906            13,240
12. Rent & Lease                                        9,225              342             5,789            15,356
13. Other (Attach List)                                13,993           13,535           149,568           177,096
14. Total Operating Expenses                           45,123           41,523           174,845           261,491
15. Income Before Non-Operating
    Income & Expense                                  (45,123)         (41,523)         (174,845)         (261,491)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                     4,403          (10,135)           12,348             6,616
17. Non-Operating Expense (Att List)                        0                0                 0                 0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                                                                          0
22. Net Other Income & Expenses                         4,403          (10,135)           12,348             6,616

REORGANIZATION EXPENSES

23. Professional Fees                                  90,292           38,768           169,725           298,785
24. U.S. Trustee Fees                                  13,750                                               13,750
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                     104,042           38,768           169,725           312,535
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                (144,762)         (90,426)         (332,222)         (567,410)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                               MONTH           MONTH           MONTH          QUARTER
OPERATING EXPENSES                             OCT-01          NOV-01          DEC-01          TOTAL
------------------                           ----------      ----------      ----------     ----------
A. Payroll                                        6,365           6,418           6,418         19,201
B. Insurance (FOOTNOTE)                           7,000           6,415         142,593        156,008
C. Utilities & Telephone                            213             339             194            746
D. Taxes                                            415             363             363          1,141
E.                                                                                                   0

TOTAL OTHER OPERATING
EXPENSES - LINE 13                               13,993          13,535         149,568        177,096

OTHER INCOME & EXPENSES

A. Interest and Misc. Income                      4,403           6,258          12,348         23,009
B. Balance Sheet Adjustments (FOOTNOTE)                         (16,393)                       (16,393)
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0

TOTAL NON-OPERATING INCOME - LINE 16              4,403         (10,135)         12,348          6,616

A.                                                                                                   0
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0

TOTAL NON-OPERATING
EXPENSE - LINE 17                                     0               0               0              0

REORGANIZATION EXPENSES

A.                                                                                                   0
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                    0               0               0              0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40788-BJH-11

CASH RECEIPTS AND                                MONTH            MONTH            MONTH             QUARTER
DISBURSEMENTS                                    OCT-01           NOV-01           DEC-01             TOTAL
-----------------                                ------           ------           ------            -------
1.  Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.          SUPPLEMENT TO ACCRUAL BASIS -3
                                                DECEMBER, 2001
CASE NUMBER:    401-40788-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP       MFG          MGMT       HOLDING     COMP    KEVCO INC     TOTAL
                                               --------   ----------    ----------   --------   --------  ---------   ----------
1.  CASH-BEGINNING OF MONTH                          --      150,799     3,503,332         --         --      1,000    3,655,131

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                       --           --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                     --           --                                                          --
4.  POST PETITION                                                 --                                                          --

5.  TOTAL OPERATING RECEIPTS                         --           --            --         --         --         --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                              --                                                          --
7.  SALE OF ASSETS                                                --                                                          --
8.  OTHER                                         9,494        2,086         5,383         --         --         --       16,963
        INTERCOMPANY TRANSFERS                   10,062         (594)       (9,468)        --                                 --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC                                9,494                                               --
              INTEREST INCOME                                                5,383

9.  TOTAL NON OPERATING RECEIPTS                 19,556        1,492        (4,085)        --         --         --       16,963

10. TOTAL RECEIPTS                               19,556        1,492        (4,085)        --         --         --       16,963

11. CASH AVAILABLE                               19,556      152,291     3,499,247         --         --      1,000    3,672,094

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                             18,582                                        18,582
13. PAYROLL TAXES PAID                                            --         6,780                                         6,780
14. SALES, USE & OTHER TAXES PAID                    14           --                                                          14
15. SECURED/RENTAL/LEASES                         4,133           --         5,789                                         9,922
16. UTILITIES                                       216          172           194                                           582
17. INSURANCE                                                     --       147,956                                       147,956
18. INVENTORY PURCHASES                                           --                                                          --
19. VEHICLE EXPENSE                                               --                                                          --
20. TRAVEL                                                        --                                                          --
21. ENTERTAINMENT                                                 --                                                          --
22. REPAIRS & MAINTENANCE                                         --                                                          --
23. SUPPLIES                                                      --                                                          --
24. ADVERTISING                                                                                                               --
25. OTHER                                        15,193          887        13,077         --         --         --       29,157
        LOAN PAYMENTS                                             --            --                                            --
              FREIGHT                                             --                                                          --
              CONTRACT LABOR                                      --                                                          --
              401 K PAYMENTS                                      --                                                          --
              PAYROLL TAX ADVANCE ADP                                                                                         --
              WAGE GARNISHMENTS                                                                                               --
              MISC                               15,193          887        13,077                                        29,157

26. TOTAL OPERATING DISBURSEMENTS                19,556        1,059       192,378         --         --         --      212,993

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             --       131,601                                       131,601
28. US TRUSTEE FEES                                               --                                                          --
29. OTHER                                                                                                                     --
30. TOTAL REORGANIZATION EXPENSE                     --           --       131,601         --         --         --      131,601

31. TOTAL DISBURSEMENTS                          19,556        1,059       323,979         --         --         --      344,594

32. NET CASH FLOW                                    --          433      (328,064)        --         --         --     (327,631)

33. CASH- END OF MONTH                               --      151,232     3,175,268         --         --      1,000    3,327,500

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11

                                                        SCHEDULED           MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                AMOUNT             OCT-01            NOV-01            DEC-01
-------------------------                               ---------           ------            ------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                               0                  0                0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (FOOTNOTE)                    0                  0                0

AGING OF POST PETITION                                     MONTH:    DECEMBER-01
TAXES AND PAYABLES                                               ---------------

                                    0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                        DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                       ------           -------            -------             ----             -----
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (See below)                5,221                                                                     5,221
5.  Total Taxes Payable              5,221                  0                  0                0              5,221
6.  Accounts Payable                                                                                               0

                                                           MONTH:    DECEMBER-01
                                                                 ---------------
STATUS OF POST PETITION TAXES

                                                BEGINNING TAX       AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                          LIABILITY*         AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                         -------------       ---------------     -------------         ----------
1.  Withholding **                                                         6,055           (6,055)                 0
2.  FICA - Employee **                                                       362             (362)                 0
3.  FICA - Employer **                                                       363             (363)                 0
4.  Unemployment                                                                                0                  0
5.  Income                                                                                                         0
6.  Other (Attach List)
7.  Total Federal Taxes                                     0              6,780           (6,780)                 0

STATE AND LOCAL

8.  Withholding                                                                                 0                  0
9.  Sales                                                   0                                                      0
10. Excise                                                                                                         0
11. Unemployment                                                                                0                  0
12. Real Property (Footnote)                            5,221                                                  5,221
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                               5,221                  0                0              5,221
16. Total Taxes                                         5,221              6,780           (6,780)             5,221

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:      DECEMBER-01
                                                               -----------------

BANK RECONCILIATIONS                          Account # 1            Account # 2
--------------------                       -----------------      ----------------
A.   BANK:                                  Bank of America       Bank of America     Other Accounts
B.   ACCOUNT NUMBER:                           1295026976            3751629012        (Attach List)        TOTAL
                                                                  DIP Disbursement
C.   PURPOSE (TYPE):                       Operating Account          Account
1.   Balance Per Bank Statement                       23,699            30,577           3,131,737         3,186,013
2.   Add: Total Deposits Not Credited                                                            0                 0
3.   Subtract: Outstanding Checks                                      (10,745)                  0           (10,745)
4.   Other Reconciling Items                                                                     0                 0
5.   Month End Balance Per Books                      23,699            19,832           3,131,737         3,175,268
6.   Number of Last Check Written                  N/A               N/A

INVESTMENT ACCOUNTS

                                                   DATE          TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE     INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                     -----------     ----------      --------------      -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                       0                 0

CASH

12.  Currency On Hand                                                                                          0
13.  Total Cash - End of Month                                                                         3,175,268

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 5

                                                           MONTH:    DECEMBER-01
                                                                 ---------------

BANK RECONCILIATIONS                            Account # 3           Account # 4          Account # 5
--------------------                         ----------------       ---------------      ---------------
A.    BANK:                                  Bank of America/       Bank of America      Bank of America              TOTAL
                                               Nations Funds                                                        OTHER BANK
B.    ACCOUNT NUMBER:                             846713              3751775241            3750801912               ACCOUNTS
                                             Kevco, Inc. S-T
C.    PURPOSE (TYPE):                           Investment             Stay Pay            Payroll-Mgmt
1.    Balance Per Bank Statement             3,000,571                   127,200                3,966               3,131,737
2.    Add: Total Deposits Not Credited                                                                                      0
3.    Subtract: Outstanding Checks                                                                                          0
4.    Other Reconciling Items                                                                                               0
5.    Month End Balance Per Books            3,000,571                   127,200                3,966               3,131,737
6.    Number of Last Check Written          N/A                       N/A                  N/A

INVESTMENT ACCOUNTS

                                                              DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                                OF PURCHASE         INSTRUMENT       PURCHASE PRICE        CURRENT VALUE
---------------------------                                -----------         ----------       --------------        -------------
A.

B.

C.

D.

        TOTAL OTHER INVESTMENT
        ACCOUNTS - LINE 10                                                                             0                       0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40788-BJH-11

                                                          MONTH:     DECEMBER-01
                                                                ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                               TYPE OF               AMOUNT            TOTAL PAID
         NAME                  PAYMENT                PAID              TO DATE
         ----                  -------               ------            ----------
1. Sharon Romere             Expense Reimb.             173               1,315
2. Joe Tomczak               Expense Reimb.                                 626
3. John Wittig               Expense Reimb.                                 263
4. Sharon Romere             Payroll                  5,913             120,766
5. Joe Tomczak               Payroll                                    177,884
6. John Wittig               Payroll                                    144,039
7. Wil Simpson               Payroll                 12,670             193,018
   Other (see attached)                                  69             132,219
8. Total Payments To
   Insiders                                          18,825             770,130

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                                  TOTAL
                               AUTHORIZING      AMOUNT        AMOUNT       TOTAL PAID      INCURRED
             NAME                 PAYMENT       APPROVED       PAID          TO DATE       & UNPAID*
             ----              -----------      --------      ------       ----------      ---------
1. Haynes and Boone             3/20/2001     1,179,614        90,728      1,179,614         50,000
2. Lain, Faulkner & Co., P.C.   3/20/2001       327,594        38,531        327,594         18,019
3. Baker & McKenzie             3/20/2001       257,584        23,805        257,584
4. Gordion Group                3/20/2001        17,438                       17,438
5. (Attach List)                                 30,131        16,662         30,131
6. Total Payments To
   Professionals                              1,812,361       169,726      1,812,361         68,019

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                   DUE            MONTH        PETITION
     ----------------                ---------        ------       ----------
1. Bank of America                      N/A                0      13,448,255
2. Leases Payable                                                     none
3.
4.
5. (Attach List)
6. TOTAL                                       0           0      13,448,255

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                     MONTH:    DECEMBER-01
                                                                 ---------------

                                    INSIDERS

                                     TYPE OF                     AMOUNT      TOTAL PAID
             NAME                    PAYMENT                      PAID         TO DATE
             ----                    -------                     ------      ---------
A.    Bill Estes                   Director's Fees                             13,000
B.    Peter McKee                  Director's Fees                             12,000
C.    Richard Nevins               Director's Fees                             13,000
D.    Wingate Partners             Management Fee                              89,390
E.    Wingate Partners             Expense Reimb.                   69          3,910
F.    Wil Simpson                  Expense Reimb.                                 919
G.
H.

TOTAL OTHER PAYMENTS
TO INSIDERS - LINE 5                                                69        132,219

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                                   TOTAL
                               AUTHORIZING      AMOUNT        AMOUNT       TOTAL PAID       INCURRED
             NAME                 PAYMENT       APPROVED       PAID          TO DATE        & UNPAID*
             ----              -----------      --------      ------       ----------       ---------
A.    Ernst & Young               3/20/2001       17,959        4,490         17,959
B.    Bowne of Dallas             3/20/2001       12,172       12,172         12,172
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE                             30,131       16,662         30,131

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11
                                                           MONTH:    DECEMBER-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                              YES      NO
                                                                                              ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                           X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                              YES      NO
                                                                                              ---      --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                      X

2.   Are all premium payments paid current?                                                    X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY               CARRIER                    PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
    --------------               -------                    --------------             --------------------------
Property                      Lexingon, Allianz                5/29/00-3/1/02          Semi-Annual      $26,485
Group Health                  Blue Cross Blue Shield        Terminated 08/01/01            N/A
Auto                          Liberty Mutual                   9/1/00-3/1/02           Semi-Annual       $3,333
D&O Liability                 Great American Insurance       10/31/98-10/31/01         Annual           $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                              ACCRUAL BASIS

                                                          MONTH:     DECEMBER-01
                                                                ----------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------

   1                1            Pursuant to the February 12, 2001 Order (1)
   3                1            Authorizing Continued Use of Existing Forms and
                                 Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of Kevco Management
                                 Co. Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis -3.

   1                4            In September, Liberty Mutual, Debtor's
                                 Workman's Compensation carrier, drew $300,000
                                 on a letter of credit issued during 2000.
                                 Debtor believes, after a final audit of its
                                 Workman's Compensation account, that the amount
                                 drawn will be refunded in full.

   1                7            Prepaid Expenses consist primarily of
                                 professional fee retainers.

   1               15            Intercompany receivables/payables are from/to
   1               27A           co-debtors Kevco Manufacturing, LP (Case No.
   7                3            401-40784-BJH-11), Kevco Distribution, LP (Case
                                 No. 401-40789-BJH-11), Kevco Holding, Inc.
                                 (Case No. 401-40785-BJH-11), DCM Delaware, Inc.
                                 (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                                 (Case No. 401-40786-BJH-11), Kevco Components,
                                 Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                 Inc. (Case No. 401-40783-BJH-11). Changes in
                                 intercompany have not been reflected as
                                 post-petition assets and liabilities.

   1               22            The Debtor records on its books accruals for
                                 certain liabilities based on historical
                                 estimates. While the known creditors were
                                 listed on the Debtor's Schedules, the estimated
                                 amounts were not. Accordingly, for purposes of
                                 this report, the accrued liabilities are
                                 reflected as post-petition "Accrued
                                 Liabilities."

   1               24            Adjustments to equity are due to secured debt
   1               32            reductions pursuant to the sales of Kevco
                                 Manufacturing, LP's operating divisions, the
                                 asset sale of the South Region of Kevco
                                 Distribution, as well as direct cash payments.
                                 The secured debt owed to Bank of America by
                                 Kevco, Inc. (Case No. 401-40783-BJH-11) has
                                 been guaranteed by all of its co-debtors (see
                                 Footnote 1,15); therefore, the secured debt is
                                 reflected as a liability on all of the Kevco
                                 entities. The charge to equity is simply an
                                 adjustment to the balance sheet.

   1               25            Pursuant to Order dated February 12, 2001 and
                                 Supplemental Order dated March 14, 2001,
                                 debtors were authorized to pay pre-petition
                                 salaries and wages up to a maximum of $4,300
                                 per employee. Debtors were also (a) allowed to
                                 pay accrued vacation to terminated employees
                                 and (b) permitted to continue allowing
                                 employees to use vacation time as scheduled.

   2               13B           Debtor purchased three-year tail coverage on
                                 its director and officer insurance policy
                                 during December 2001.

   4               12            Property tax liabilities represent accruals of
                                 tax and are not yet due.